LOSS PER ORDINARY SHARE (Tables)	12 Months Ended
Dec. 31, 2019
LOSS PER ORDINARY SHARE
Schedule of computation of basic and diluted loss per share

	Years ended December 31,
	2017	2018	2019

Net loss	(326,900)	(430,268)	(442,083)

Change in redemption value of redeemable preferred shares	—	—	(17,760)
Cumulative dividend on redeemable preferred shares	—	—	(40,344)
Net loss attributable to ordinary shareholders	(326,900)	(430,268)	(500,187)

Weighted average number of ordinary shares outstanding - basic and diluted	784,566,371	990,255,959	1,102,953,366

Loss per ordinary share - basic and diluted	(0.42)	(0.43)	(0.45)

Schedule of securities excluded from the computation of diluted loss per share

	Years ended December 31,
	2017	2018	2019

Share options/restricted shares	52,612,856	54,289,936	47,986,392
Convertible bonds payable	—	46,527,600	46,527,600
Total	52,612,856	100,817,536	94,513,992